Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6336%



        Excess Protection Level
          3 Month Average 5.59%
          July, 2000 6.07%
          June, 2000  4.98%
          May, 2000 5.71%


        Cash Yield19.22%


        Investor Charge Offs 4.57%


        Base Rate 8.58%


        Over 30 Day Delinquency 4.81%


        Seller's Interest11.87%


        Total Payment Rate14.13%


        Total Principal Balance$55,010,319,976.67


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$6,529,119,458.18